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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 27, 2000

                              CRAFTCLICK.COM, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Utah                         2-97869-D                 87-0419571
----------------------------         ----------------           -------------
(State or Other Jurisdiction         (Commission File           (IRS Employer
of Incorporation)                    Number)                    Identification
                                                                No.)



432 Culver Blvd., Playa Del Rey, CA                                   90293
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (310) 827-3500
                                 --------------
                         (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.


        Reference is made to that certain Stock Purchase Agreement made and entered into as of the 27th day of November, 2000 (the "Agreement"), by and between Registrant and Metropolitan Capital Partners, LLC, a California limited liability company ("MCP"). Copies of the Agreement and of Exhibit A thereto ("Exhibit A") are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

        Pursuant to the Agreement, Registrant agreed to issue and sell to MCP 25,000,000 shares (the "Common Shares") of Registrant's common stock, $0.001 par value (the "Common Stock"), and 1,000 shares (the "Series C Shares") of Registrant's Series C Convertible Preferred Stock, in consideration of MCP's agreements to:

                (i) pay Registrant $100,000 for the Common Shares by canceling $100,000 of indebtedness owing by Registrant to MCP on account of a $100,000 loan;

                (ii) pay Registrant, on December 1, 2000, $10,000 for the Series C Shares; and

                (iii) continue to assist Registrant in its negotiations with potential merger partners during the six-month period following the date of the Agreement. (The cash prices referred to in clauses (i) and (ii) above were established in consideration of the valuable and vital assistance previously rendered by MCP to Registrant in connection with Registrant's discussions with potential merger candidates as well as MCP's agreement referred to in this clause (iii) to continue to provide such valuable and vital assistance.)

        The $110,000 used by MCP to pay the cash portion of the purchase price for the Common Shares and the Series C Shares was obtained by MCP as a loan ("Loan") from its affiliate, Metropolitan Capital Partners, Inc., a California corporation ("MCP Inc."). The Loan is evidenced by a promissory note of MCP, dated December 1, 2000 (the "Note"), made payable to MCP Inc., or order. Unpaid principal of the Note bears interest at the rate of 10% per annum from the date of the Note; and all unpaid principal and interest is due and payable in full on December 1, 2001. MCP may pay all or any portion of the obligations evidenced by the Note prior to the due date without premium or penalty. All amounts paid are required to be applied first against costs of collection, then against accrued and unpaid interest and then against unpaid principal. The obligations evidenced by the Note are not secured.

        Including the Common Shares plus an additional 26,000 shares of Common Stock that also are beneficially owned by MCP (the "Additional Common Shares"), there presently are approximately 44,765,018 shares of Common Stock outstanding. Each such share of Common Stock presently is entitled to one vote per share. Also presently outstanding are 139,000 shares of the Series A Convertible Preferred Stock of Registrant (the "Series A Shares"). Such Series A Shares presently are convertible into an aggregate of 3,537,553 shares of Common Stock; they



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also are entitled to vote together with the holders of outstanding Common Stock as a single class, and, in connection therewith, to that number of votes that is equal to the number of shares of Common Stock into which they are convertible (i.e., they presently have an aggregate of 3,537,553 votes). Consequently, the Common Shares and Additional Common Shares collectively comprise approximately 55.9% of the outstanding Common Stock and approximately 51.81% of all outstanding voting securities (computed on the basis of the number of votes to which such shares are entitled) of Registrant. Therefore, by virtue of its beneficial ownership of the Common Shares and the Additional Common Shares, MCP presently possesses the requisite voting power to control Registrant.

        In addition to the Common Shares and Additional Common Shares, MCP beneficially owns the 1,000 Series C Shares it acquired pursuant to the Agreement. As more fully set forth in the Certificate of Designation, Powers, Preferences and Rights of the Series C Convertible Preferred Stock that is included as a part of Exhibit A to the Agreement, the Series C Shares presently have no voting rights. However, they are convertible in whole, but not in part, at any time at MCP's option into a number of shares of Common Stock equal to 11.5% of the outstanding shares of Common Stock (computed on a fully diluted basis after giving effect to such conversion); and, if MCP does not voluntarily elect to exercise its conversion rights before then, conversion will occur automatically on the earliest to occur of (i) December 31, 2001, or (ii) the occurrence of certain business combinations or similar events involving Registrant. Based solely upon the number of voting securities of Registrant that presently are outstanding, if the Series C Shares were to be converted into Common Stock, as aforesaid, MCP's beneficial ownership, and, thus, its voting control, of Registrant would be proportionately increased.

        The managing members of MCP are Michael Lafferman, Mark Daugherty and James Sacks. They own an approximately 50%, 25% and 25%, respectively, percentage interest in MCP insofar as interests in Registrant's securities beneficially owned by MCP are concerned; however, all decisions respecting the voting or disposition of securities of Registrant that are beneficially owned by MCP require approval by a majority in interest of such individuals. All of the outstanding capital stock of MCP Inc. is owned by Mr. Lafferman.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.



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ITEM 5. OTHER EVENTS.

        Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        a.      Exhibits:

                99.1 Stock Purchase Agreement dated November 27, 2000, by and between CRAFTCLICK.COM, INC., and METROPOLITAN CAPITAL PARTNERS, LLC.

ITEM 8. CHANGES IN FISCAL YEAR.

        Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

        Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 1, 2000                          CRAFTCLICK.COM, INC.
                                                      (Registrant)


                                                  By:  /s/ Sandip Seth
                                                     ---------------------------
                                                  Sandip Seth, President



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